Exhibit 10.9

Execution copy

Mill River Investment Company

No. 10-37C, Lane One, Weifang West Road,

Pudong District, Shanghai China 200122

Telephone Number: 8621-5888 232

Dated as of October 30, 2019

GreenVision Acquisition Corp.

No. 10-37C, Lane One, Weifang West Road,

Pudong District, Shanghai China 200122

Attn.: Zhigeng Fu, Chief Executive Officer

Re: Administrative Services Agreement

Gentlemen:

Reference is made to that certain Administrative Services Agreement dated as of October 1, 2019 between GreenVision Acquisition Corp. and Mill River Investment Company.

This letter shall confirm our mutual agreement that the Administrative Services Agreement has been terminated in full as of October 30, 2019 without any further obligation of either party and without liability of GreenVision Acquisition Corp.to Mill River Investment Company.

Very truly yours,

MILL RIVER INVESTMENT COMPANY

	By:	/s/ Qi Ye
ACCEPTED AND AGREED:	Qi Ye, President

GREENVISION ACQUISITION CORP.

By:	/s/ Zhigeng Fu
Zhigeng (David) Fu, Chief Executive Officer